Seasons Series Trust

        Supplement to the Prospectus dated July 5, 2000

     The following supplements the information with respect to the Janus/Growth component of the Multi-Managed Seasons Portfolios under the "Portfolio Management" section of the Prospectus:

          Warren B. Lammert, CFA, replaced Michael Dugas as Senior Portfolio Manager for the Janus/Growth component of the Multi-
Managed Seasons Portfolios effective February 28, 2001.   Mr.
Lammert, who joined Janus in 1987, previously managed this portfolio component from its inception through May 1, 2000. The information pertaining to Michael Dugas is hereby deleted from the Prospectus.

























Dated: March 22, 2001